                                                                      Exhibit 99


QUARTERLY REPORT



                                              CENTRA
----------------------------------------------------
                            FINANCIAL HOLDINGS, INC.






                                                                  FOURTH QUARTER
                                                                            2002

TO OUR SHAREHOLDERS:

To Our Shareholders:

Thirty-four months after opening, Centra enters the new year in excellent operational and financial health and registers results well ahead of all estimates and projections that were developed during its formative stages. For the year, total assets have grown from $155 million to $267, an increase of $112 million or 71%. In 2002 total loans have increased from $119 million to $187 million, an increase of $68 million or 57%; total deposits have risen from $128 million to $215 million an increase of $87 million or 68%. Profitability improved by $1.8 million from a net loss of $ 896,000 last year, at a time when we were still incurring start up expenses, to a profit of $925, 000 for 2002.

Centra's credit quality remained outstanding, comparing very favorably to national averages for established banks our size. Delinquencies at December 31, 2002 were $158,000 or .08% of total loans. Non-performing loans were $14,000 or ..007% of loans. The allowance for loan losses at December 31, 2002 was $2,375,000 or 1.27% of loans. Net charge offs for the year were $18,000 or .01% of average loans outstanding.

Our greatest opportunity is to increase share in the markets in which we operate. Given the growth rate in the economies where we do business, and our unique advantages, we believe that we can increase our market share and earnings significantly over the coming years.

Key to this is increasing customer access. Adding to the infrastructure will position us to be even more competitive in the fastest growing West Virginia markets. While there will be a short term impact on earnings, our Board of Directors believes the time has never been better to capitalize on the moment - to recognize the worth of what we do and to leverage our assets, our brand and our financial capital in a way that will create value.

We first will achieve that by continuing to attract, develop and retain the most talented employees available, and by fostering an entrepreneurial culture that allows employees of all backgrounds to flourish individually as they work as a team. It is their enormous talent and commitment to do what's right for our customers and shareholders that gives us tremendous confidence in our continued success.

Secondly, and as part of our selective growth strategy, we will open two new offices in promising markets. The Morgantown Bank will build an office in the dynamic Cheat Lake Area. Scheduled to open in Summer 2003, this facility will be Centra's third banking office in this market and will add much needed capacity to sustain our growth.

The Martinsburg Bank will also expand facilities to three offices by constructing a full service bank in Inwood, in the southern part of Berkeley County. Spurred by strong economic activity and rapid population growth, that community's appetite for a local community bank continues to rise. Prior to permanent construction, a temporary banking office will open in order to give Centra an operating presence.

Our achievements again received important recognition when Centra was listed by Danielson & Associates Investment Bankers and SNL Securities as first in asset growth, among all banks in the eastern United States opened in the year 2000. The reason for this superior result is the unique business model we have implemented successfully over the last three years. Today we have leading edge capabilities in place for every financial services product that individuals, corporations, non-profits, and governments need.

We welcome the new shareholders that came aboard with our fourth overwhelmingly successful stock offering, which was completed this past summer. Your investment in our community banking company is appreciated as we continue to hold a long waiting list of those who wish to invest in Centra stock. Shareholder support has always been the catalyst to our success, so it is imperative that you establish a banking relationship with Centra if you haven't done so.

Sincerely,

/s/ Douglas J. Leech
Douglas J. Leech
President & CEO

CENTRA FINANCIAL HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
(Dollars in Thousands, except Per Share Data)

                                                    QUARTER ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                        2002      2001                   2002      2001
INTEREST INCOME
  Loans, including fees                                $ 2,717   $ 1,941                $ 9,594   $ 6,146
  Loans held for sale                                       56        33                    168       113
  Securities available-for-sale                            163        64                    499       589
  Interest-bearing bank balances                             6        10                     32        49
  Federal funds sold                                        95        38                    273       221
                                                       --------------------------------------------------
                         Total interest income           3,037     2,086                 10,566     7,118

INTEREST EXPENSE
  Deposits                                               1,177       945                  4,194     3.452
  Short-term borrowed funds                                 32        32                    118       210
                                                       --------------------------------------------------
                        Total interest expense           1,209       977                  4,312     3,662
                                                       --------------------------------------------------
                           Net interest income           1,828     1,109                  6,254     3,456

  Provision for loan losses                                354        45                    967       793
                                                       --------------------------------------------------
  Net interest income after provision for loan losses    1,474     1,064                  5,287     2,663

                                  Other income

  Service charges on deposit accounts                      149        61                    420       181
  Other service charges and fees                            78        58                    304       166
  Secondary market income                                  289       136                    757       371
  Other                                                     24        10                     48        35
                                                       --------------------------------------------------
                            Total other income             540       265                  1,529       753

OTHER EXPENSE
  Salaries and employee benefits                           789       566                  2,715     2,037
  Occupancy expense                                        169       150                    618       469
  Equipment expense                                        165       135                    600       447
  Advertising                                               52        49                    249       151
  Professional fees                                         22        66                    140       130
  Data processing                                          158        78                    408       274
  Other                                                    306       260                  1,161       804
                                                       --------------------------------------------------
                           Total other expense           1,661     1,304                  5,891     4,312

          Net income before income tax expense             353        25                    925      (896)

INCOME TAXES
  Federal
  State                                                     --        --                     --        --
                            Total income taxes              --        --                     --        --
                                                       --------------------------------------------------
                             Net income (loss)         $   353   $    25                $   925   $  (896)
                                                       ==================================================

Basic earnings (loss) per share                           0.15      0.02                   0.46     (0.61)
Diluted earnings (loss) per share                         0.14      0.01                   0.44     (0.61)


CENTRA FINANCIAL HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in Thousands, except Per Share Data)

                                                                        DECEMBER 31,     DECEMBER 31,
                                                                            2002              2001
ASSETS
     Cash and due from banks                                              $   6,200        $   4,838
     Interest-bearing deposits in other banks                                 1,001            2,272
     Federal Funds sold                                                      22,817            6,757
                                                                          --------------------------
                         Total cash and cash equivalents                     30,018           13,867

     Available for-sale securities, at estimated                             37,170           13,096
     fair value (amortized cost of $37,116 in
     2002 and $13,093 in 2001)

     Loans, net of unearned                                                 186,737          118,665
     Allowance for loan losses                                               (2,375)          (1,426)
                                                                          --------------------------
                          Net loans                                         184,362          117,239

     Premises and equipment                                                   4,019            3,819

     Loans held for sale                                                      7,317            5,342

     Other Assets                                                             3,350            2,197
                                                                          --------------------------
                         Total Assets                                       266,236          155,560
                                                                          ==========================
LIABILITIES
     Deposits
     Non-interest bearing                                                    27,334           17,591
     Interest-bearing                                                       187,534          110,743
                                                                          --------------------------
                         Total deposits                                     214,868          128,334

     Short-term borrowings                                                   24,578           12,552

     Other liabilities                                                          919              513
                                                                          --------------------------
                         Total Liabilities                                  240,365          141,399

STOCKHOLDERS' EQUITY
     Preferred stock, $1 par value, 1,000,000                                    --               --
        authorized, none issued
     Common stock, $1 par value, 50,000,000                                   2,320            1,600
        authorized, 2,320,550 and 1,600,500
        issued and outstanding
     Additional paid-in capital                                              25,419           15,405
     Accumulated deficit                                                     (1,868)          (2,844)
                                                                          --------------------------
                         Total equity                                        25,871           14,161
                                                                          --------------------------
                         Total liabilities and stockholders' equity       $ 266,236        $ 155,560
                                                                          ==========================



                                                                          CENTRA
--------------------------------------------------------------------------------
                                                        FINANCIAL HOLDINGS, INC.


TOTAL ASSETS

March           175,356
June            203,379
September       227,796
December        266,236



TOTAL LOANS

March           129,581
June            152,078
September       167,575
December        186,737


TOTAL DEPOSITS

March           146,988
June            167,596
September       185,135
December        214,868


QUARTERLY NET INCOME
(in thousands)

March            75
June            180
September       317
December        353

                                                                          CENTRA
--------------------------------------------------------------------------------
                                                        FINANCIAL HOLDINGS, INC.


                                   MORGANTOWN

         990 ELMER PRINCE DR.                           WHARF DISTRICT
            304-598-2000                                 304-292-2000


                               BOARD OF DIRECTORS

                                 LAURENCE DeLYNN
                                Retail Consultant

                                ARTHUR GABRIEL(*)
                               Secretary/Treasurer
                             Gabriel Brothers, Inc.

                               DOUGLAS J. LEECH(*)
                       President & Chief Executive Officer
                         Centra Financial Holdings, Inc.
                               & Centra Bank, Inc.

                              ROBERT E. LYNCH, JR.
                                 Vice-President
                             Davis-Lynch Glass Co.

                                 PAUL F. MALONE
                                    Physician
                         President Morgantown ENT Clinic

                                 WILLIAM MALONEY
                                 Vice President
                             North American Drillers

                               MARK R. NESSELROAD
                             Chief Executive Officer
                               Glenmark Associates

                               PARRY PETROPLUS(*)
                        President Petroplus & Associates

                                 MILAN PUSKAR(*)
                                    Chairman
                                Mylan Labs, Inc.

                                THOMAS P. ROGERS
                                 Chairman & CEO
                              Thoughtfulness, Inc.

                                 PAUL T. SWANSON
                                    Chairman
                          CWS Inc., and Swanson Plating

                                 RITA D. TANNER
                        Realtor; Dorsey & Kiger Realtors

                             BERNARD G. WESTFALL(*)
                             Retired President & CEO
                            WV United Health Systems

(*) Director of Centra Financial Holdings, Inc.



                                   MARTINSBURG

           300 FOXCROFT AVE.                     500 WILLIAMSPORT PIKE
            304-262-6500                               304-260-9207

                               BOARD OF DIRECTORS


                              KENNETH L. BANKS, DDS
                                General Dentistry

                             JAMES W. DAILEY, II(*)
                                    President
                          W. Harley Miller Contractors

                                DEBORAH J. DHAYER
                                      Owner
                               Eddies Tire Service

                                  TERRY W. HESS
                                    President
                          Virginia Honey Company, Inc.

                                MICHAEL B. KELLER
                                    Attorney
                        Bowles Rice McDavid Graff & Love

                                DOUGLAS J. LEECH
                      President & Chief Executive Officer
                         Centra Financial Holdings, Inc.

                               ROBERT A. McMILLAN
                                    President
                         Jefferson Distributing Company

                               JOHN M. MILLER, III
                                      Owner
                           John Miller Orchard Company
                                  Vice-Chairman
                           Farmers & Mechanics Mutual
                                  Insurance Co.

                               JEFFREY S. PETRUCCI
                          President Heiston Supply Inc.

                                 D. SCOTT ROACH
                       President, R.M. Roach & Sons, Inc.

                             ROBERT S. STRAUCH, M.D.
                                     Surgeon

(*) Director of Centra Financial Holdings, Inc.